UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 22, 2004

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

        Delaware                     0-16214                    14-0462060
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(State or other jurisdiction       (Commission               (I.R.S. Employer
    of incorporation)              File Number)             Identification No.)

        1373 Broadway, Albany, New York                            12204
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    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 21, 2004, Albany International issued a news release announcing its financial results for the fiscal quarter ended September 30, 2004. A copy of the news release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.
      (a) Not applicable

      (b) Not applicable

      (c) Exhibits. The following exhibit is being furnished herewith:

            99.1 News release, dated October 21, 2004 announcing results for the third quarter of fiscal 2004.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALBANY INTERNATIONAL CORP.

                                           By: /s/ Michael C. Nahl
                                               ---------------------------------
                                           Name: Michael C. Nahl
                                           Title: Senior Vice President and
                                                      Chief Financial Officer


Date: October 21, 2004

                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Registrant's  news release dated  October 21, 2004  announcing results for the third quarter of fiscal 2004.